ARMOUR RESIDENTIAL REIT Q4 2025 Investor Presentation FEBRUARY 18, 2026 1

CORPORATE PROFILE 2 ARMOUR Residential REIT, Inc. (NYSE: ARR) ARMOUR Residential REIT, Inc. (“ARMOUR”; NYSE: ARR) brings private capital into the mortgage markets to support home ownership for a broad and diverse spectrum of homeowners. We seek to create shareholder value through thoughtful investment and risk management of a leveraged and diversified portfolio of mortgage-backed securities issued or guaranteed by U.S Government-sponsored entities. We rely on the decades of experience of our management team for (i) MBS securities portfolio analysis and selection, (ii) access to equity capital and repurchase financing at potentially attractive rates and terms, and (iii) hedging and liquidity strategies to moderate interest rate and MBS price risk. We prioritize maintaining common share dividends appropriate for the intermediate term rather than focusing on short-term market fluctuations.

Quarterly Highlights Q4 2025 Q3 2025 Q2 2025 Q1 2025 Dividend/Share ($) 0.72 0.72 0.72 0.72 Distributable Earnings(1)/Share ($) 0.71 0.72 0.77 0.86 Book Value/Share ($) 18.63 17.49 16.90 18.59 Total Economic Return(2) 10.6% 7.8% (5.2) % 1.3 % Portfolio Balance (in $ millions) 20,015.8 18,180.8 15,427.3 15,360.3 Repo Principal Balance (in $ millions) 17,941.8 16,557.4 12,810.1 12,490.8 Hedges Notional Balance (in $ millions) 14,070.3 12,695.3 12,824.0 11,187.0 Implied Leverage(3) 8.1 7.7 8.3 7.9 Net Effective Duration(4) 0.35 0.52 0.23 0.33 Average 3-month CPR 11.1 8.1 7.7 6.1 Liquidity(5) (in $ millions) 1,173.8 1,141.4 772.9 848.0 Liquidity as % of Total Equity 51.9% 53.6% 46.6% 49.8 % Common Equity (in $ millions) 2,084.9 1,957.2 1,488.3 1,532.2 Total Equity (in $ millions) 2,261.1 2,128.8 1,660.0 1,703.8 3

4 Markets Overview

Investment Portfolio 5 as of 1/31/2026

6 Portfolio Summary as of Jan 31, 2026 ARMOUR Portfolio Composition % of Portfolio Market Value (in $ millions) Effective Duration Agency CMBS 5.5% 1,154 4.15 30 Year Fixed Rate Pools 89.4% 18,752 3.93 Conventionals 87.0% 18,248 3.96 30y 2.0s 0.4% 94 7.77 30y 2.5s 1.1% 236 8.13 30y 3.0s 3.3% 695 7.61 30y 3.5s 5.3% 1,121 6.44 30y 4.0s 4.9% 1,018 5.89 30y 4.5s 7.4% 1,555 5.59 30y 5.0s 17.0% 3,560 4.59 30y 5.5s 25.1% 5,256 3.16 30y 6.0s 19.1% 4,011 2.15 30y 6.5s 3.4% 703 1.20 Ginnie Mae 2.4% 504 2.71 30y 5.0s 0.5% 100 3.68 30y 5.5s 1.9% 404 2.47 Agency Portfolio 94.9% 19,906 FN 30y 3.5 TBAs 0.9% 185 6.84 FN 30y 4.5 TBAs 1.9% 392 5.95 Net TBA Positions 2.7% 577 5Y US Treasury Longs 2.4% 497 4.25 US Treasury Long Positions 2.4% 497 Total Portfolio 100.0% 20,979 ARMOUR Key Data Common Stock Price ($) 17.40 Debt-Equity (1) 7.5 Implied Leverage (2) 7.8 Liquidity (3) (in $ millions) 1,319.1 Liquidity as Percentage of Total Capital 54 % Dividend Information March 2026 Common Dividend 0.24 Common Ex-Dividend Date/Record Date 03/16/2026 Pay Date 03/30/2026 ARMOUR Portfolio CPR (4) J 24 F 24 M 24 A 24 M 24 J 24 J 24 A 24 S 24 O 24 N 24 D 24 J 25 F 25 M 25 A 25 M 25 J 25 J 25 A 25 S 25 O 25 N 25 D 25 J 26 F 26 0 2 4 6 8 10 12

7 Financing Summary as of Jan 31, 2026 ARMOUR Hedge Type Notional (in $ millions)(7) ARMOUR Repo Composition Principal Borrowed (in $ millions) % of Repo Positions with ARMOUR Weighted Average Original Term (days) Weighted Average Remaining Term (days) Longest Maturity (days) BUCKLER Securities LLC (5) 8,190 45.1% 32 23 76 All Other Counterparties 9,951 54.9% 58 45 174 Total (6) 18,141 100.0% 46 35 ARMOUR Interest Rate Swaps Maturity (months) Notional Amount (in $ millions) Weighted Average Remaining Term (months) Weighted Average Rate 0-12 632 10 0.26 13-24 2,000 18 2.82 25-36 3,943 30 3.57 37-48 604 45 0.49 49-60 1,198 54 0.55 61-72 1,450 61 1.09 73-84 1,150 79 2.25 85-96 — — — 97-108 600 105 3.71 109-120 850 115 3.76 >120 350 176 3.97 Total 12,777 51 2.49 Interest Rate Swaps $12,777 Treasury Futures $2,118

Condensed Financials as of 12/31/2025 8

9 Condensed Balance Sheets (unaudited) December 31, 2025 December 31, 2024 $ in thousands Assets Cash and cash equivalents $ 63,270 $ 67,970 Cash collateral posted to counterparties 226,701 78,213 Agency Securities 19,417,640 12,439,414 U.S. Treasury Securities 598,109 — Derivatives, at fair value 611,544 908,063 Accrued interest receivable 86,153 52,874 Prepaid and other 1,742 1,419 Total Assets $ 21,005,159 $ 13,547,953 Liabilities Repurchase agreements, net 17,941,796 10,713,830 Obligations to return securities received as collateral — 493,433 Cash collateral posted by counterparties 419,427 833,857 Payable for unsettled purchases 302,094 103,509 Derivatives, at fair value 19,303 1,285 Accrued interest payable - repurchase agreements 59,267 32,090 Accrued interest payable - Treasury sold short — 3,801 Accounts payable and accrued expenses 2,219 4,733 Total Liabilities $ 18,744,106 $ 12,186,538 Stockholders’ Equity Preferred stock 7 7 Common stock 112 62 Additional paid-in capital 5,446,152 4,585,739 Cumulative distributions to stockholders (2,667,051) (2,383,539) Accumulated net loss (518,167) (840,854) Total Stockholders’ Equity $ 2,261,053 $ 1,361,415 Total Liabilities and Stockholders’ Equity $ 21,005,159 $ 13,547,953

10 Condensed Statements of Operations (unaudited) For the Years Ended December 31, 2025 2024 2023 $ in thousands, except per share amounts Interest Income Interest Income $ 800,424 $ 550,946 $ 552,903 Interest expense (642,085) (524,146) (525,794) Net Interest Income $ 158,339 $ 26,800 $ 27,109 Other Income (Loss) Realized loss on sale of Available for sale Agency Securities — — (7,471) Gain (Loss) on Agency Securities, trading, net 514,836 (348,646) (52,665) Gain (Loss) on U.S. Treasury Securities, net (9,990) 37,602 (43,093) Gain (Loss) on derivatives, net (285,749) 323,500 51,748 Total Other Income (Loss) $ 219,097 $ 12,456 $ (51,481) Expenses Management fees 45,464 39,734 38,188 Compensation 3,561 4,737 4,944 Other operating 12,324 15,779 7,019 Total Expenses $ 61,349 $ 60,250 $ 50,151 Less management fees waived (6,600) (6,600) (6,600) Total Expenses after fees waived 54,749 53,650 43,551 Net Income (Loss) $ 322,687 $ (14,394) $ (67,923) Dividends on preferred stock (12,038) (11,982) (11,982) Net Income (Loss) Available (related) to Common shareholders Net income (loss) available (related) to common stockholders $ 310,649 $ (26,376) $ (79,905) Basic EPS $ 3.31 $ (0.51) $ (1.86) Diluted EPS $ 3.30 $ (0.51) $ (1.86) Dividends declared per common share $ 2.88 $ 2.88 $ 5.00 Weighted avg shares basic 93,943 52,158 43,054 Weighted avg shares diluted 94,268 52,158 43,054

# Distributable Earnings Non-GAAP Reconciliation[1]

| | Q4 2025 | Q3 2025 | Q2 2025 | Q1 2025 |
|---|---|---|---|---|
| | $ in millions except, share and per share | | | |
| Net Interest Income | $ 50.4 | $ 38.5 | $ 33.1 | $ 36.3 |
| TBA Drop and interest margin income | — | 0.7 | 1.3 | 1.5 |
| Net interest income on interest rate swaps | 44.5 | 50.6 | 46.3 | 41.5 |
| Net interest income on futures contracts | 1.9 | 1.8 | 1.5 | 1.4 |
| Total Expenses after fees waived | (14.0) | (13.3) | (14.3) | (13.1) |
| Distributable Earnings | $ 82.8 | $ 78.3 | $ 67.9 | $ 67.6 |
| Dividends on Preferred Stock | (3.0) | (3.0) | (3.0) | (3.0) |
| Distributable Earnings available to common stockholders | $ 79.8 | $ 75.3 | $ 64.9 | $ 64.6 |
| Distributable Earnings per common share | $ 0.71 | $ 0.72 | $ 0.77 | $ 0.86 |
| | | | | |
| Net Income | $ 211.7 | $ 159.3 | $ (75.6) | $ 27.3 |
| Items Excluded from Distributable Earnings: | | | | |
| Gain on MBS | (112.9) | (177.1) | (16.5) | (208.2) |
| (Gain) Loss on U.S. Treasury Securities | 0.4 | (6.2) | 2.9 | 12.9 |
| (Gain) Loss on TBA Securities, less TBA Drop Income | (0.2) | 0.1 | 4.1 | (7.7) |
| (Gain) Loss on futures contracts | (12.2) | 34.4 | 29.1 | 62.9 |
| (Gain) Loss on interest rate swaps | (4.0) | 67.8 | 123.9 | 180.4 |
| Total items excluded | $ (128.9) | $ (81.0) | $ 143.5 | $ 40.3 |
| Distributable Earnings | $ 82.8 | $ 78.3 | $ 67.9 | $ 67.6 |
| Dividends on Preferred Stock | (3.0) | (3.0) | (3.0) | (3.0) |
| Distributable Earnings available to common stockholders | $ 79.8 | $ 75.3 | $ 64.9 | $ 64.6 |
| Distributable Earnings per common share | $ 0.71 | $ 0.72 | $ 0.77 | $ 0.86 |
| | | | | |
| Net Income | $ 211.7 | $ 159.3 | $ (75.6) | $ 27.3 |
| Dividends on Preferred Stock | (3.0) | (3.0) | (3.0) | (3.0) |
| Net Income available to common stockholders | $ 208.7 | $ 156.3 | $ (78.6) | $ 24.3 |
| Net Income per common share | $ 1.86 | $ 1.49 | $ (0.94) | $ 0.32 |
| Weighted average common shares outstanding | 112,243,115 | 104,572,250 | 83,802,551 | 75,379,886 |

11

12 SLIDES 3 and 11 1. Distributable Earnings is a non-GAAP measure defined as net interest income plus TBA Drop Income adjusted for the net coupon effect of interest rate swaps and futures contracts minus net operating expenses (see page 11 for the reconciliation of the elements of Distributable Earnings and Distributable Earnings per common share to the Company’s Net Interest Income, Net Income and Net Income per common share). 2. Total Economic Return is change in book value for the period plus common dividends paid for the quarter. 3. Implied Leverage is Total Repo plus TBA market value net of forward settling trades divided by Shareholders’ Equity. 4. Net effective duration is model estimated effective duration of assets net of hedges. 5. Liquidity is cash plus unencumbered Agency and US Government securities. Excludes any forward settling trades. SLIDES 6 and 7 1. Total Repo divided by Shareholders’ Equity. 2. Implied Leverage is Total Repo plus TBA market value net of forward settling trades divided by Shareholders’ Equity. 3. Liquidity is cash plus unencumbered Agency and US Government securities. Excludes any forward settling trades. 4. Includes February Prepayment Report. 5. BUCKLER Securities LLC is a FINRA registered broker-dealer affiliated with ARMOUR REIT. 6. Repo composition includes funding for U.S. Treasury longs and margin collateral posted to ARMOUR. 7. ARMOUR’s Treasury Futures have a weighted average duration of 12.1 years. Footnotes

13 ARMOUR is externally managed by ARMOUR Capital Management LP, which is also the majority owner of BUCKLER Securities LLC, a FINRA registered broker-dealer that is the largest provider of ARMOUR’s repurchase financing. Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute “forward- looking statements” made within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions) should also be considered forward-looking statements. Forward looking statements include but are not limited to statements regarding the projections and future plans for ARMOUR’s business, growth and operational improvements. Because forward looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of ARMOUR’s control. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. Additional information concerning these factors and risks are contained in the Company’s most recent annual and quarterly reports and other reports filed with the Securities and Exchange Commission. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities or financial instruments. The statements, information and estimates contained herein are based on information that the Company believes to be reliable as of today's date unless otherwise indicated. ARMOUR cannot guarantee future results, levels of activity, performance or achievements. Pricing and duration information are estimates provided by independent third-party providers based on models that require inputs and assumptions. Actual realized prices and durations will depend on a number of factors that cannot be predicted with certainty and may be materially different from estimates. AMOUNTS MAY NOT FOOT DUE TO ROUNDING. Estimates do not reflect any costs of operation of ARMOUR. THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND NOT REVIEWED BY OUR INDEPENDENT PUBLIC ACCOUNTANTS. Disclaimers